Exhibit 10.1
AMENDMENT NO. 7
TO
$10,000,000 U.S. CREDIT AGREEMENT
     This Amendment No. 7 dated as of November 17, 2005 (this “Amendment”), is entered into by and among Euronet Worldwide, Inc., a Delaware corporation, as Borrower Agent and as a Borrower, PaySpot, Inc., a Delaware corporation, Euronet USA, Inc., an Arkansas corporation, Call Processing, Inc., a Texas corporation and TELECOMMUSA, LTD., a North Carolina corporation (each a "Borrower”, and collectively, the “Borrowers”), and Bank of America, N.A., a national banking association, as agent and as a lender (the “Lender”).
Recitals
     A. The Borrowers and the Lender, as agent and a lender have entered into that certain $10,000,000 U.S. Credit Agreement dated as of October 25, 2004, as amended, supplemented or otherwise modified by that certain Amendment No. 1 and Limited Waiver, dated as of December 14, 2004, that certain Limited Waiver dated as of December 23, 2004, that certain Limited Waiver dated as of February 10, 2005, that certain Amendment No. 2 dated as of March 14, 2005, that certain Limited Waiver dated as of April 14, 2005, that certain Limited Waiver dated as of May 11, 2005, that certain Limited Waiver dated as of May 17, 2005, that certain Amendment No. 3 dated as of May 25, 2005, that certain Amendment No. 4 dated as June 8, 2005, that certain Limited Waiver dated as of June 9, 2005, that certain Supplement No. 1 dated as of June 15, 2005, that certain Amendment No. 5 dated as of July 15, 2005, that certain Amendment No. 6 dated as of September 28, 2005 and that certain Limited Waiver dated as of November 4, 2005 (as so amended, supplemented and modified, the “Credit Agreement”).
     B. The Borrowers have requested that the Lender grant the amendment to the Credit Agreement as more fully described herein.
     C. Subject to the representations and warranties of the Borrowers and upon the terms and conditions set forth in this Amendment, the Lender is willing to grant such amendment as more fully set forth herein.
Agreement
     Now, Therefore, in consideration of the foregoing Recitals, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, and to induce the Lender to enter into this Amendment, the Borrowers and the Lender hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meaning assigned to such terms in the Credit Agreement.

SECTION 2. Amendment & Acknowledgement.
     2.1 Section 10.9 of the Credit Agreement is hereby amended by:
(a)	deleting the word “and” at the end of Section 10.9(h);

(b)	replacing the period at the end of Section 10.9(i) with “; and”; and

(c)	adding a new Section 10.9(j) to read as follows:
               “(j) Investments in money market funds governed by Rule 2a-7 of the Investment Company Act of 1940, as amended (each a “Money Market Fund”).”
     2.2 The Lender hereby acknowledges that the Holding Company Borrower has designated each of (i) that certain Money Market Fund account with U.S. Bank, National Association and (ii) that certain Money Market Fund account with Fidelity Investments, as a “Proceeds Account” and agrees that each such account shall constitute a “Proceeds Account” under the Credit Agreement.
SECTION 3. Limitations on Amendment.
     3.1 The amendments and acknowledgement set forth in Section 2 above are effective for the purposes set forth herein and will be limited precisely as written and will not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document, (b) otherwise prejudice any right or remedy which the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document or (c) be a consent to any future amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document.
     3.2 This Amendment is to be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein waived or amended, are hereby ratified and confirmed and will remain in full force and effect.
SECTION 4. Representations and Warranties. In order to induce the Lender to enter into this Amendment, the Borrowers represent and warrant to the Lender as follows:
     4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents (other than those which expressly speak as of a different date) are true, accurate and complete in all material respects as of the date hereof and (b) no Default or Event of Default has occurred and is continuing;
     4.2 Each Borrower has the corporate power and authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder. Such execution and delivery have been duly authorized by proper proceedings, and this Amendment constitutes the legal, valid and binding obligations of each Borrower, enforceable against each of them in accordance with their respective terms;

     4.3 The articles of incorporation, bylaws and other organizational documents of each Borrower delivered to the Lender as a condition precedent to the effectiveness of the Credit Agreement are true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect; and
     4.4 The execution, delivery and performance of this Amendment will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on any Borrower, any provision of each Borrower’s respective articles or certificate of incorporation, by-laws or other charter documents, or the provisions of any indenture, instrument or other written or oral agreement to which any Borrower is a party or is subject or by which any Borrower or any of its property is bound, or conflict therewith or constitute a default thereunder, or result in the creation or imposition of any Lien in, of or on any of its property pursuant to the terms of any such indenture, instrument or agreement. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any Governmental Authority is required by or in respect of the Borrowers to authorize or is required in connection with the execution, delivery and performance of or the enforceability of this Amendment.
SECTION 5. Expenses. The Borrowers, jointly and severally, agree to pay to Lender upon demand, the amount of any and all out-of-pocket expenses, including the reasonable fees and expenses of its counsel, which Lender may incur in connection with the preparation, documentation, and negotiation of this Amendment and all related documents.
SECTION 6. Reaffirmation. Each Borrower hereby reaffirms its obligations under each Loan Document to which it is a party.
SECTION 7. Effectiveness. This Amendment will become effective as of the date hereof upon the execution and delivery of this Amendment, whether the same or different copies, by each Borrower and Lender.
SECTION 8. Governing Law. This Amendment will be governed by and will be construed and enforced in accordance with the laws of the State of Missouri.
SECTION 9. Claims, Counterclaims, Defenses, Rights of Set-Off. Each Borrower hereby represents and warrants to the Lender that it has no knowledge of any facts what would support a claim, counterclaim, defense or right of set-off.
SECTION 10. Counterparts. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts will be deemed an original of this Amendment.

     In Witness Whereof, the parties hereto have caused this Amendment to be executed as of the date first written above.

Borrowers:	EURONET WORLDWIDE, INC.,
a Delaware corporation

	By:	/s/ Rick Weller
Name: Rick Weller
Title: Executive Vice President and Chief Financial Officer

PAYSPOT, INC.,
a Delaware corporation

	By:	/s/ Jeff Newman

Name: Jeff Newman
Title: Vice President

EURONET USA, INC.,
an Arkansas corporation

	By:	/s/ Jeff Newman

Name: Jeff Newman
Title: Vice President

CALL PROCESSING, INC.,
a Texas corporation

	By:	/s/ Rick Weller

Name: Rick Weller
Title: Vice President

TELECOMMUSA, LTD.,
a North Carolina corporation

	By:	/s/ Rick Weller

Name: Rick Weller
Title: Vice President

Signature Page to Amendment No. 7 to U.S. Credit Agreement

Agent and Lender:	BANK OF AMERICA, N.A.

	By:	/s/ John Mills
Name: John P. Mills
Title: Vice President

Signature Page to Amendment No. 7 to U.S. Credit Agreement